UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 21, 2022

MELI Kaszek Pioneer Corp

(Exact name of Registrant as specified in Charter)

Commission file number 001-40847

Cayman Islands	98-1607040
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification Number)

78 SW 7th Street

Individual Office No. 07-156

Miami, Florida 33130

(Address of registrant’s principal executive offices) (Zip Code)

+ 598 2927 2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	MEKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 21, 2022, MELI Kaszek Pioneer Corp (the “Company” or “MEKA”) in consultation with the audit committee of the board of directors of the Company (the “Audit Committee”), concluded that the net loss per ordinary share (“EPS”) in the Company’s previously issued financial statements for the three-months period ended September 30, 2021, the period from May 27, 2021 (inception) through September 30, 2021 and the period from May 27, 2021 (inception) through December 31, 2021 (collectively, the “Restated Periods”) require restatement and should no longer be relied upon.

On September 10, 2021, the Company amended certain terms of the Class L ordinary shares (the “Class L Shares”) held by the Sponsor. As a result of the amendment, the Company determined that the Class L Shares no longer met the requirement to be classified in equity and should, as a consequence of the changes made, be recorded as a liability.  At that point in time, taking into consideration that the Class L Shares were classified as liability, the Company deemed it correct to not consider the Class L Shares in its calculation of basic and diluted net loss per share as of September 30, 2021 and December 31, 2021. Upon revision of that conclusion during the preparation of the financial statements for the nine and three-months periods ended September 30, 2022, management re-evaluated this conclusion and determined that basic and diluted net loss per share should be calculated by attributing net loss for the period from May 27, 2021 (inception) to September 30, 2021 to the Class L Shares, which represent the Sponsor’s existing equity interest in the Company and the only class of shares outstanding for that period. Furthermore, the re-evaluation also led management to conclude that the net loss for the period from October 1, 2021 to December 31, 2021 will be attributed to the Class A ordinary shares subject to possible redemption and for Class A non-redeemable ordinary shares, based on the respective participation rights of those shares for that period. The Class L Shares had no participation rights effective October 1, 2021. This differs from the original conclusion as disclosed, whereby the net loss from May 27, 2021 (inception) to December 31, 2021 was attributed to the Class A ordinary shares subject to possible redemption and for Class A non-redeemable ordinary shares. This revision does not change the earnings calculation, yet it does attribute EPS to two classes of shares rather than to only the A Classes of ordinary shares as originally calculated.

Based on a review and investigation of the potential miscalculation and discussion of the matter with the Company’s independent audit firm, management and the Audit Committee, it was concluded that its previously issued financial statements contained errors specific to the EPS calculation such that investors should no longer rely upon the EPS as it was presented in the Company’s previously released financial statements for the Restated Periods. These restatements arose as a consequence of a re-evaluation of the accounting rules surrounding the treatment of the Class L Shares of the Company as a liability and not equity, resulting solely in non-cash, non-operating financial statement corrections, which have no impact on the Company’s current or previously reported income, expenses, assets, or liabilities, except for the aforementioned EPS.

The Company expects that the restatements will result in the following estimated adjustments:

●	presentation of reported Class L Shares EPS for the three-month period ended September 30, 2021 and for the period from May 27, 2021 (inception) through September 30, 2021 equal to $(4.38).
●

a decrease in the previously reported EPS for Class A ordinary shares subject to possible redemption from $(6.77) to $(0.95) and for Class A non-redeemable ordinary shares EPS from $(8.17) to $(1.53), for the period from May 27, 2021 (inception) through December 31, 2021;

Internal Control Considerations

A material weakness is a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. In connection with these expected restatements, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.

The Company’s management has concluded that, in light of the errors described above, as of September 30, 2021 and December 31, 2021, the Company did not maintain effective controls over the preparation, review, presentation, and disclosure of its financial statements relating to EPS. Specifically, and despite the uncommon fact pattern and accounting treatment of the Class  L Shares, the Company concludes that there is a material weakness in connection with the misapplication of the calculation of the weighted-average number of ordinary shares outstanding for EPS.

Management is in the process of implementing remediation steps to address the material weakness that led to the restatement of our financial statements for the Restated Periods and to improve our internal control over financial reporting and is in the process of completing the testing necessary to remediate the material weakness.

Cautionary Statement Regarding Forward-Looking Statements

Any statements herein regarding MELI Kaszek Pioneer Corp that are not historical or current facts are forward-looking statements. These forward-looking statements convey our current expectations or forecasts of future events and include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements regarding MELI Kaszek Pioneer Corp involve known and unknown risks, uncertainties and other factors that may cause MELI Kaszek Pioneer Corp’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of MELI Kaszek Pioneer Corp’s annual report on Form 10-K for the period from May 27, 2021 (inception) through December 31, 2021, quarterly reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 and any of MELI Kaszek Pioneer Corp’s other applicable filings with the Securities and Exchange Commission. MELI Kaszek Pioneer Corp undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELI Kaszek Pioneer Corp
Registrant

Date: November 21, 2022	By:
Pedro Arnt
Co-Chief Executive Officer